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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) June 24, 2005
                                                         ------------------

                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                     000-22194                 36-2815480
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(State or Other Jurisdiction of        (Commission             (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

233 South Wacker Drive, Chicago, Illinois                  60606
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(Address of Principal Executive Offices)                (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02:  APPOINTMENT OF A PRINCIPAL OFFICER
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On June 24, 2005, SPSS Inc. ("SPSS" or the "Company") issued a press release announcing the appointment of Marc D. Nelson as Vice President, Corporate Controller and Principal Accounting Officer of the Company, effective as of June 15, 2005, to serve until the Company's next Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. Nelson replaced Mr. Robert Brinkmann in this position. Mr. Brinkmann has assumed other duties at the Company.

Mr. Nelson, 49, joined the Company in May 2003 and has served as the Company's United States Controller since that date. For the five years prior to this position, Mr. Nelson held the positions of Global Controller for Recall Corporation and Assistant Controller to IDEX Corporation.

The press release concerning this personnel announcement is attached hereto as
Exhibit 99.3 and incorporated herein by reference. The registrant is relying on the instruction to paragraph (c) of Item 5.02 of Form 8-K to file this 8-K concurrent with its public announcement of the appointment.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS
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       (c)     Exhibits.
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               99.3     SPSS Press Release, dated June 24, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SPSS INC.

                            By: /s/ Raymond H. Panza
                                --------------------------------------
                                Raymond H. Panza
                                Executive Vice President, Corporate Operations,
Dated: June 24, 2005            Chief Financial Officer, and Secretary



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